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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                           the Securities Act of 1934

Date of Report (Date of earliest event reported): February 7, 2007


          GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-E
          GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-F
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      (Exact name of Registrant as specified in its Charter)


                    II-E: 0-17320       II-E: 73-1324751
     Oklahoma       II-F: 0-17799       II-F: 73-1330632
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(State or other      (Commission        (I.R.S. Employer
jurisdiction of       File Number)       Identification No.)
incorporation)

             Two West Second Street, Tulsa, Oklahoma 74103
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          (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (918) 583-1791

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

      [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)
      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)
      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))
      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))






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ITEM 2.01.  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

     On February 7, 2007, the Geodyne Energy Income Limited Partnership II-E and Geodyne Energy Income Limited Partnership II-F (the "Partnerships") sold their interests in the Shannon Unit to Blue Water Energy Partners, L.P. (the "Shannon Sale") and their interests in several Wolfe and Tubb Estate properties to Endeavor Energy Resources LP (the "Wolfe Sale"). The Shannon and Wolfe Sales were the result of continued negotiations following an auction of oil and gas properties conducted by The Oil and Gas Asset Clearinghouse on February 1, 2007 in Houston, Texas (the "Auction"). The completion of the Shannon and Wolfe Sales, when combined with the sale of the Partnerships' interests in a number of non-material producing properties to independent third parties at the Auction, triggered the disclosure requirements for a Current Report on Form 8-K. The combined net proceeds from the Auction and the Shannon and Wolfe Sales are shown below:



                                          Reserves
       Number                             Sold as         Reserve
        of      Location      Number     of 12/31/05      Value
       Wells       of           of       Oil      Gas      Sold       Net
P/ship  Sold    Properties    Purchasers (Bbls)   (Mcf)    12/31/05   Proceeds
------ ------  ------------- ---------- ------- -------  ----------   ---------
 II-E    25    Texas            10      16,997  252,690  $  792,275   $466,737
 II-F    24    Texas             9      39,035  115,138   1,035,525    597,655



     The transactions are subject to standard auction closing conditions.

     The proceeds from the Auction, less any additional transaction costs, will be included in the February 15, 2007 cash distributions paid by the Partnerships. The proceeds from the Shannon and Wolfe Sales, less any additional transaction costs will be included in the May 15, 2007 cash distributions paid by the Partnerships.

     This sale was part of the General Partner's plan (previously disclosed in the Partnerships' December 31, 2005 Annual Report on Form 10-K) to sell an increased amount of the Partnerships' properties as a result of the generally favorable current environment for oil and gas dispositions. Additional properties will be sold at auctions in 2007 in anticipation of the Partnerships' scheduled terminations on December 31, 2007 (see current report on Form 8-K filed February 7, 2007).






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ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

     The pro forma  financial  information  that would be  required  pursuant to
Article 11 of Regulation S-X will be filed by amendment to this Form 8-K on or before February 16, 2006.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        GEODYNE ENERGY INCOME LIMITED
                                        PARTNERSHIP II-E
                                        GEODYNE ENERGY INCOME LIMITED
                                        PARTNERSHIP II-F

                                        By: GEODYNE RESOURCES, INC.
                                        General Partner

                                       //Dennis R. Neill//
                                        -----------------------------
                                        Dennis R. Neill
                                        President







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DATE: February 13, 2007